Exhibit 10.24

***	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

FIRST AMENDMENT TO MANUFACTURING AND SUPPLY AGREEMENT

This First Amendment to Manufacturing and Supply Agreement is made as of this 3rd day of September, 2004 by and between SkinMedica, Inc. (“SkinMedica”) and Smith & Nephew Wound Management (La Jolla) (“Smith & Nephew”).

PRELIMINARY STATEMENTS

A.	SkinMedica and Smith & Nephew executed a certain Manufacturing and Supply Agreement dated as of March 12, 2003 (“Agreement”).

B.	SkinMedica and Smith & Nephew mutually desire to amend the Agreement.

C.	All terms not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

NOW THEREFORE in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.	Section 2.2 of the Agreement is hereby amended as follow:

a.	The first sentence is deleted in its entirety.

b.	In the third sentence, the words “three (3)” are deleted and the words “six (6)” are substituted in lieu thereof.

c.	The following sentence is added at the end: “The SkinMedica Forecast for the first six (6) months shall be *** of Product every two months (“Minimum Quantities”).

2.	Section 2.3 of the Agreement is amended by adding the following at the end of such section: “The amount of Product to be ordered by each Purchase Order shall be no less than the Minimum Quantities and no more than the Minimum Quantities unless the Specified Delivery Date is at least *** from the date of the purchase order for the amount in excess of the Minimum Quantities..”

3.	Section 2.4 of the Agreement is amended by deleting the number *** and substituting the number *** in lieu thereof.

4.	Section 2.8 is hereby amended by deleting the first two sentences in their entirety and substituting the following in lieu thereof: “Orders. Smith & Nephew shall manufacture and sell to SkinMedica up to the Minimum

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Quantities of the Products provided SkinMedica has submitted a Purchase Order to Smith & Nephew not less than one hundred and eighty (180) days prior to the Specified Delivery Date. Smith & Nephew shall use commercially reasonable efforts to fulfill SkinMedica’s orders in excess of the Minimum Quantities.

5.	Section 2.9(a) is amended by adding the words “all extra-cellular material” between the words “to” and “all”.

6.	Section 2.12 of the Agreement is hereby amended by adding the following after the phrase “U.S. Patent No. 6,372,494”: “US Provisional 60/297,177, and international PCT/US02/18057 and all applications and patents resulting or claiming priority therefrom, including all foreign counterparts, (collectively the “SkinMedica Patents”), for the lifetime of the last surviving SkinMedica Patent for use in the Smith & Nephew Business. Smith & Nephew may also sublicense any SkinMedica Patent to third parties acting on Smith & Nephew’s behalf exclusively for use in the Smith & Nephew Business.” and deleting the following: “(the “‘494 patent”), including all foreign counterparts, for the life of the ‘494 patent for use in the Smith & Nephew Business. Smith & Nephew may also sublicense the ‘494 patent to third parties acting on Smith & Nephew’s behalf.”

7.	Section 2.12 is further amended by deleting the numbers/words “‘494 patent” wherever they appear and substituting the following in lieu thereof: “ the “SkinMedica Patents”.

8.	Section 5.1 is amended by deleting the third and fourth sentences.

9.	Section 5.4 is deleted in its entirety.

10.	Section 9.4 is hereby amended by adding the following between the words/numbers “Sections” and “2.12” in the second line: “2.11”.

11.	Sections 15.2(a)(iii), (iv) and (vii) of the Agreement are hereby amended by adding the words “prior to the date of this Amendment” at the end of each Section.

12.	The ‘Price’ set forth on Schedule A is hereby deleted in its entirety and the following is substituted in lieu thereof: ***

13.	The ‘Expiration Date’ set forth on Schedule A, is hereby amended by deleting the following “Two (2) years from Effective Date” and substituting the following in lieu thereof “Five (5) years from the date of this Amendment”.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

14.	Except as set forth above, the Agreement remains unchanged and is hereby ratified.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Manufacturing and Supply Agreement as of the date first above written.

SMITH & NEPHEW WOUND		SKINMEDICA, INC.
MANAGEMENT (LA JOLLA)

By:	/s/ Roy L. Trayhern	By:	/s/ Rex Bright
Name:	Roy L. Trayhern	Name:	Rex Bright
Title:	President	Title:	President and CEO